EXHIBIT 99.2
                                                                    ------------

                                     SLIDE 1

                               MAF BANCORP, INC.

                        Sandler O'Neill & Partners, L.P.
                         Financial Services Conference
                              November 12-14, 2003

                                     SLIDE 2

MAF BANCORP, INC.

"PAYING A HIGHER RATE OF ATTENTION"  [LOGO]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                     SLIDE 3


o        Largest Chicago-based thrift

o        9th largest deposit market share in Chicago area

o        43 branch offices; average branch size of $99 million

o        200,000 households served

o        $6.7 billion in assets

o        $4.3 billion in deposits

o        9.2% equity to assets ratio

o        Market capitalization of $1.1 billion (10/31/03)

All data is as of 9/30/03, unless otherwise indicated.

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 4


                                MARKET EXPANSION

                                     [MAP]



                         Milwaukee/Waukesha PMSA Detail
                                                                                   Market
Rank   Company                              Type          Branches    Deposits      Share
----   -----------------------              ----          --------    --------     ------
  1    Marshall & Ilsley Corp.              Bank             53      $ 8,090.5     25.93%
  2    U.S. Bancorp                         Bank             43        6,954.5     22.29
  3    Bank One Corp.                       Bank             30        2,188.1      7.01
  4    Associated Banc-Corp                 Bank             42        1,512.4      4.85
  5    MAF/ST. FRANCIS                     THRIFT            21        1,358.8      4.36
  6    Guaranty Financial Corp. (MHC)      Thrift            34        1,046.6      3.35
  7    Wauwatosa Savings Bank           Savings Bank          4          857.0      2.75
  8    Bank Mutual Corp. (MHC)             Thrift            18          768.3      2.46
  9    North Shore Bank, FSB               Thrift            17          660.4      2.12
 10    Tri City Bankshares Corp.            Bank             29          522.4      1.67
       ------------------------------                       ---      ---------
       TOTALS                                               544      $31,195.8

Source: SNL Financial. Deposits as of June 30, 2002. $ in millions. Excludes branches with no current deposits.

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 5

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Total Assets (Billions)

(At Period End)

 $4.66      $5.20      $5.60      $5.94      $6.72    $9.05*
 -----      -----      -----      -----      -----    -----
 12/99      12/00      12/01      12/02       9/03

* Estimated Pro Forma following completion of St. Francis acquisition.

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                     SLIDE 6

LOAN DIVERSIFICATION (BASED ON LOANS AS OF 3/31/03)

MAF LOAN PORTFOLIO ($4.4 BILLION)[PIE CHART: 1-4 FAMILY 77.3%, COMM.RE/OTHER 5.4%, MULTIFAMILY 6.6%, C&I 0.5%, CONSUMER 10.2%]

FIDELITY LOAN PORTFOLIO ($.4 BILLION)[PIE CHART: 1-4 FAMILY 58.6%, COMM.RE/OTHER 5.0%, MULTIFAMILY 30.3%, C&I 2.9%, CONSUMER 3.2%]

ST. FRANCIS LOAN PORTFOLIO ($1.3 BILLION)[PIE CHART: 1-4
FAMILY 16.7%, COMM.RE/OTHER 33.7%, MULTIFAMILY 11.4%, C&I 9.2%, CONSUMER 29.0%]

PRO FORMA COMBINED LOAN PORTFOLIO ($6.2 BILLION)[PIE CHART: 1-4 FAMILY 63.0%, COMM.RE/OTHER 11.5%, MULTIFAMILY 9.1%, C&I 2.5%, CONSUMER 13.9%]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 7

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Loan Originations / Loan Sales

(Millions)

Loan Originations
-----------------

               $1,484          $2,828          $3,691          $3,956
               ------          ------          ------          ------
                 2000           2001            2002            9/03
                                                         (Nine Months Ended)


Loan Sales
----------

                 $336          $1,020          $1,315          $1,354
                 ----           -----           -----          ------
                 2000            2001            2002           9/03
                                                         (Nine Months Ended)


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 8

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Home Equity Loans (Millions)

(At Period End)


$134        $147        $210       $311       $419       $534
-----       -----       -----      -----      -----      ----
12/98       12/99       12/00      12/01      12/02      9/03


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 9

LOAN-GENERATED FEE INCOME

o    Mortgage Banking

o    Title Insurance

o    Risk Sharing with Mortgage Insurance Companies


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 10

BAR CHART

Income from Real Estate Operations

(Millions)

     $4.5       $9.6      $9.5     $11.5       $9.7      $6.3
    -----      -----     -----     -----      -----      ----
    12/98      12/99     12/00     12/01      12/02      9/03

                              Period Ended               (Nine Months)



                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 11

[PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Non-Interest Income Sources

o        $50 Million for the Nine Months Ended 9/30/03

Deposit Account Fees                       35%
Mortgage Banking                           32%
Real Estate Development                    12%
Brokerage Fees                              5%
Other                                      16%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 12

[PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Composition of Deposits - 9/30/03

CDs                        41%
Passbook                   29%
Money Market               12%
Checking                   18%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 13

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Efficiency Ratio

  45.2%        44.6%         47.0%        46.4%        46.7%
  -----        -----         -----        -----        -----
  12/99        12/00         12/01        12/02        9/03

                          Period Ended                 (Nine Months)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 14

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Earnings Per Share by Year

o   17% Annual Growth Rate (1998-2002)

   $1.65    $2.07   $2.40   $2.56   $3.11      $2.42       $3.28-3.32
   -----    -----   -----   -----   -----      -----       ----------
    1998     1999    2000    2001    2002      2003           2003
                                            (Nine Months   (Projected
                                               Ended        Earnings
                                               Actual       for 4Q'03)
                                              Earnings)


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 15

Stock Price Performance

Compounded Annual Growth Rate

One Year                              31.4%
Three Year                            22.5%
Five Year                             13.2%
Ten Year                              18.3%

Period Ended 10/31/03 (dividends reinvested)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 16

This document does not offer to sell any securities of MAF Bancorp and is not soliciting an offer to buy any securities. The information in this material should be read in conjunction with the periodic reports that MAF Bancorp files with the Securities and Exchange Commission.

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 17

                           FORWARD-LOOKING INFORMATION
                           ---------------------------

STATEMENTS CONTAINED IN THIS PRESENTATION THAT ARE NOT HISTORICAL FACTS CONSTITUTE FORWARD-LOOKING STATEMENTS (WITHIN THE MEANING OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED), WHICH INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES. THE COMPANY INTENDS SUCH FORWARD-LOOKING STATEMENTS TO BE COVERED BY THE SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND IS INCLUDING THIS STATEMENT FOR PURPOSES OF INVOKING THESE SAFE HARBOR PROVISIONS. THESE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED ON CERTAIN ASSUMPTIONS AND DESCRIBE FUTURE PLANS, STRATEGIES AND EXPECTATIONS OF THE COMPANY, ARE GENERALLY IDENTIFIABLE BY USE OF THE WORDS "BELIEVE," "EXPECT," "INTEND," "ANTICIPATE," "ESTIMATE," "PROJECT," "PLAN," OR SIMILAR EXPRESSIONS. THE COMPANY'S ABILITY TO PREDICT RESULTS OR THE ACTUAL EFFECT OF FUTURE PLANS OR STRATEGIES IS INHERENTLY UNCERTAIN AND ACTUAL RESULTS MAY DIFFER FROM THOSE PREDICTED. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS IN THE FUTURE.

FACTORS WHICH COULD HAVE A MATERIAL ADVERSE EFFECT ON OPERATIONS AND COULD AFFECT MANAGEMENT'S OUTLOOK OR FUTURE PROSPECTS OF THE COMPANY AND ITS SUBSIDIARIES INCLUDE, BUT ARE NOT LIMITED TO, DIFFICULTIES OR DELAYS IN COMPLETING THE ACQUISITION OF ST. FRANCIS, HIGHER THAN EXPECTED COSTS RELATED TO THE ST. FRANCIS TRANSACTION, UNANTICIPATED CHANGES IN INTEREST RATES OR FLATTENING OF THE YIELD CURVE, DETERIORATING ECONOMIC CONDITIONS WHICH COULD RESULT IN INCREASED DELINQUENCIES IN MAF'S OR ST. FRANCIS' LOAN PORTFOLIO, CHANGES IN PURCHASE ACCOUNTING ADJUSTMENTS AND/OR AMORTIZATION PERIODS RELATING TO THE ST. FRANCIS ACQUISITION, LEGISLATIVE OR REGULATORY DEVELOPMENTS, MONETARY AND FISCAL POLICIES OF THE U.S. GOVERNMENT, INCLUDING POLICIES OF THE U.S. TREASURY AND THE FEDERAL RESERVE BOARD, THE QUALITY OR COMPOSITION OF MAF'S OR ST. FRANCIS' LOAN OR INVESTMENT PORTFOLIOS, OR FURTHER DETERIORATION IN THE VALUE OF INVESTMENT SECURITIES, DEMAND FOR LOAN PRODUCTS, SECONDARY MORTGAGE MARKET CONDITIONS, DEPOSIT FLOWS, COMPETITION, DEMAND FOR FINANCIAL SERVICES AND RESIDENTIAL REAL ESTATE IN MAF'S AND ST. FRANCIS' MARKET AREA, UNANTICIPATED SLOWDOWNS IN REAL ESTATE LOT SALES OR PROBLEMS IN CLOSING PENDING REAL ESTATE CONTRACTS, DELAYS IN REAL ESTATE DEVELOPMENT PROJECTS, THE POSSIBLE SHORT-TERM DILUTIVE EFFECT OF OTHER POTENTIAL ACQUISITIONS, IF ANY, AND CHANGES IN ACCOUNTING PRINCIPLES, POLICIES AND GUIDELINES. THESE RISKS AND UNCERTAINTIES SHOULD BE CONSIDERED IN EVALUATING FORWARD-LOOKING STATEMENTS AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS.

THE COMPANY'S PROJECTIONS FOR THE BALANCE OF 2003 ASSUME MODEST BALANCE SHEET GROWTH (EXCLUSIVE OF THE ST. FRANCIS MERGER), AND A RELATIVELY UNCHANGED YIELD CURVE FROM THE CURRENT LEVEL. THE COMPANY CURRENTLY EXPECTS LOAN ORIGINATION ACTIVITY TO DECLINE SIGNIFICANTLY IN THE FOURTH QUARTER COMPARED TO THE THIRD QUARTER'S RESULTS AS STRONG LOAN REFINANCING ACTIVITY SUBSIDES. LOAN SALE VOLUME FOR THE FOURTH QUARTER IS EXPECTED TO BE SUBSTANTIALLY LESS, AND AT LOWER MARGINS, THAN THE THIRD QUARTER LEVELS WITH A CORRESPONDING DECLINE IN LOAN SALE PROFITS. THE EXPECTED LARGE DROP-OFF IN LOAN REFINANCING ACTIVITY IS EXPECTED TO SLOW THE LOAN SERVICING AMORTIZATION EXPENSE FOR THE FOURTH QUARTER. THE COMPANY EXPECTS THE NET INTEREST MARGIN TO DECLINE MODESTLY IN THE FOURTH QUARTER. INCOME FROM REAL ESTATE DEVELOPMENT OPERATIONS IS EXPECTED TO BE IN THE RANGE OF $5.0-$5.5 MILLION FOR THE FOURTH QUARTER OF 2003, ASSUMING THAT THE PENDING SALES OF CERTAIN COMMERCIAL AND MULTI-FAMILY PARCELS IN THE TALLGRASS SUBDIVISION CLOSE AS EXPECTED. THE PROJECTIONS ALSO ASSUME NO SIGNIFICANT DETERIORATION IN CREDIT QUALITY.

                             ADDITIONAL INFORMATION
                             ----------------------

MAF HAS FILED A REGISTRATION STATEMENT CONTAINING A JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS REGARDING ITS PROPOSED ACQUISITION OF ST. FRANCIS WITH THE SECURITIES AND EXCHANGE COMMISSION. MAF AND ST. FRANCIS SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT MAF AND ST. FRANCIS, AND THE PROPOSED TRANSACTION. COPIES OF THIS JOINT PROXY STATEMENT/PROSPECTUS HAVE BEEN MAILED TO MAF AND ST. FRANCIS SHAREHOLDERS, AND IT AND OTHER DOCUMENTS FILED BY MAF OR ST. FRANCIS WITH THE SEC MAY BE OBTAINED FREE OF CHARGE AT THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV, OR BY DIRECTING A REQUEST TO MAF AT 55TH STREET & HOLMES AVENUE, CLARENDON HILLS, IL 60514 OR ST. FRANCIS AT 13400 BISHOPS LANE, SUITE 350, BROOKFIELD, WISCONSIN 53005-6203.


                      [MAF BANCORP, INC. LOGO APPEARS HERE]